Exhibit 99.2

NEWS RELEASE

Contact:	Alliance Data
Analysts/Investors
Ed Heffernan
CFO
	972.348.5191	***FINAL***
Ed.Heffernan@alliancedata.com

Media
Tony Good
VP Corporate Communications
972.348.5425
Tony.Good@alliancedata.com

OR
Shelley Whiddon – Media
972.348.4310
Shelley.Whiddon@alliancedata.com

ALLIANCE DATA WAIVES RESTRICTION ON BLACKSTONE’S ABILITY TO

BUY SHARES IN ADVANCE OF MERGER

Merger transaction remains on track and is expected to close in Q4 2007

DALLAS, Texas (August 31, 2007)—Alliance Data Systems Corporation (NYSE: ADS), a leading provider of loyalty and marketing solutions derived from transaction-rich data, today announced that it has entered into a waiver agreement with Blackstone Management Partners V, L.L.C. that will permit Blackstone and its affiliates to purchase an aggregate amount of up to 5 percent of the outstanding common stock of Alliance Data prior to the closing of the planned acquisition of Alliance Data by an affiliate of Blackstone. Alliance Data agreed to be acquired by Aladdin Holdco, Inc., an affiliate of The Blackstone Group, pursuant to a definitive merger agreement announced on May 17, 2007.

Consummation of the merger is contingent upon the receipt of regulatory approvals and the satisfaction or waiver of other customary closing conditions. Several of the major conditions required to close the transaction have been satisfied. On August 8, 2007, Alliance Data’s stockholders, voting at a special meeting, adopted the merger agreement. The transaction has received all required antitrust clearances, including early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the granting of an advance ruling certificate under the Competition Act (Canada) and clearance under the German Act against Restraints of Competition.

The closing of the transaction is subject to the approval of the Federal Deposit Insurance Corporation and the Utah Department of Financial Institutions with respect to the change of control of Alliance Data’s industrial bank and the approval of the Office of the Comptroller of Currency with respect to the change of control of the Alliance Data’s credit card bank. On August 14, 2007, Blackstone notified Alliance Data that it had determined that there is a reasonable prospect that the Bank Approvals will be obtained, and Alliance Data and Blackstone are continuing to seek the bank approvals. If the bank approvals are not obtained by October 17, 2007, the merger agreement provides that Alliance Data will take certain actions with respect to the industrial bank in order to facilitate the closing of the transaction.

In accordance with the terms of the merger agreement, upon the receipt of the last required bank approval a 20-business-day marketing period will commence that Blackstone may use to complete its financing for the transaction. Blackstone is required to close the transaction by the last day of this marketing period. As described in Alliance Data’s definitive proxy statement dated July 5, 2007, Blackstone has received debt and equity commitments for the full amount necessary to complete the transaction. The merger agreement does not contain a financing condition, and the parties currently anticipate that the transaction will be completed in the fourth quarter.

In light of the anticipated closing, Blackstone asked that it be permitted to acquire shares of Alliance Data common stock in advance of the merger, and Alliance Data agreed to grant this request. The waiver agreement was necessary because the terms of a confidentiality agreement between Blackstone Management Partners V, L.L.C. and Alliance Data prohibited Blackstone and its affiliates from buying Alliance Data’s securities. The waiver agreement permits Blackstone or its affiliates to purchase, in the aggregate, up to 5 percent of the outstanding common stock of Alliance Data in open market, privately negotiated or other transactions beginning on September 1, 2007. Neither Blackstone nor any of its affiliates have committed to make any such purchases but seek the flexibility to do so based on market conditions. The waiver agreement does not waive or modify any other terms of the confidentiality agreement or any terms of the merger agreement, and the parties’ rights and obligations under the merger agreement remain in full force and effect.

About Alliance Data

Alliance Data (NYSE: ADS) is a leading provider of marketing, loyalty and transaction services, managing over 120 million consumer relationships for some of North America’s most recognizable companies. Using transaction-rich data, Alliance Data creates and manages customized solutions that change consumer behavior and that enable its clients to create and enhance customer loyalty to build stronger, mutually beneficial relationships with their customers. Headquartered in Dallas, Alliance Data employs over 9,000 associates at more than 60 locations worldwide. Alliance Data’s brands include AIR MILES®, North America’s premier coalition loyalty program, and Epsilon®, a leading provider of multi-channel, data-driven technologies and marketing services. For more information about the company, visit its website, www.AllianceData.com.

Additional Information and Where to Find It

In connection with the proposed transaction, Alliance Data filed with the SEC a definitive proxy statement on July 5, 2007 and a supplemental proxy statement on July 30, 2007. INVESTORS AND SECURITY HOLDERS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT AND THE SUPPLEMENTAL PROXY STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION ABOUT CONDITIONS TO THE CLOSING OF THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT AND OTHER CONTINGENCIES. Investors and security holders may obtain free copies of the proxy statement, supplemental proxy statement and other documents filed by Alliance Data (including the waiver agreement) via the SEC’s website at www.sec.gov. The proxy statement, supplemental proxy statement and such other documents may also be obtained for free by directing such request to Alliance Data Investor Relations at (972) 348-5191 or on Alliance Data’s website at www.AllianceData.com.

Alliance Data’s Safe Harbor Statement/Forward Looking Statements

This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “predict,” “project” and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management’s beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission. Such risks include, without limitation, the ability of the parties to the merger agreement being able to satisfy the conditions to closing specified therein.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this news release reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. These risks, uncertainties and assumptions include those made with respect to and any developments related to Alliance Data’s proposed merger with Aladdin Merger Sub, Inc., an affiliate of The Blackstone Group, announced on May 17, 2007. Alliance Data cannot provide any assurance that the proposed merger transaction will be completed. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding Alliance Data Systems Corporation’s business which are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in Alliance Data’s Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of Alliance Data’s Quarterly Reports on Form 10-Q for each quarterly period subsequent to Alliance Data’s most recent Form 10-K.

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